UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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OneAmerica Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 2, 2015

Re:  OneAmerica Money Market Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

In the attached proxy statement you will find information pertaining to the proposed substitution of Goldman Sachs Variable Insurance Trust Money Market Fund and/or the Goldman Sachs Financial Square Government Fund for your current investment in the OneAmerica Money Market Portfolio (“Portfolio”). As the investment advisor to the Portfolio, OneAmerica Asset Management, LLC (“Advisor”) is recommending that the Portfolio be closed for various reasons summarized below. In order to make sure current investors in the Portfolio have access to a comparable fund option, the proxy provides information on the proposed substitute Goldman Sachs funds which should provide reasonable alternatives to your existing investment in the Portfolio. This liquidation and substitution recommended by the Advisor is not a taxable event for investors. The rationale for recommending closing the Portfolio and providing access to the Goldman Sachs funds instead is as follows:

•                  This recommendation is a direct result of recent SEC rule changes that place significant new requirements on money market funds and their managers. This is particularly true of Institutional Funds such as the Portfolio.

•                  Under the new regulations, which fully take effect in 2016, the Portfolio would have a floating net asset value (“NAV”) instead of a stable NAV as under current regulation.

•                  Under the new regulations, redemptions from the Portfolio may be limited in certain circumstances, particularly in times of market volatility.

•                  Additional compliance costs associated with the new regulations will disadvantage smaller money market funds such as the Portfolio.

•                  The Advisor is not in the retail money market fund management business. Goldman Sachs has substantial money market fund investments and the scale necessary to comply with new regulations economically.

•                  There is a limited market for the Portfolio because it is not available for retail distribution.

The Advisor has recommended and the Board of OneAmerica Funds, Inc. has approved a plan to substitute the Goldman Sachs funds in place of the Portfolio, after which the Portfolio will be liquidated and closed. This proxy statement includes a recommendation that you vote in favor of the proposal.

Importantly, this proxy statement relates only to the OneAmerica Money Market Portfolio. No other series of funds offered by OneAmerica Funds, Inc. is affected by the proxy statement.

Sincerely,

John C. Mason

President, OneAmerica Asset Management, LLC

Indianapolis, Indiana

October 2, 2015

Re:  OneAmerica Money Market Portfolio, a series of OneAmerica Funds, Inc.

Ladies and Gentlemen:

Attached is a Proxy Statement that relates to a proposed change with respect to the OneAmerica Money Market Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc., which is an investment option under variable life insurance and variable annuity contracts (each a “Contract”) issued by American United Life Insurance Company (“AUL”) and funded through various AUL separate accounts (“Separate Accounts”).

On September 18, 2015 the Board of Directors (the “Board”) of OneAmerica Funds, Inc. considered and approved a Plan of Substitution, pursuant to which shares of a different fund (the “New Option”) would be substituted for shares of the Portfolio (the “Substitution”) within each Contract.

As the owner of a Contract (or a participant thereunder) with an investment interest in the Portfolio as of September 14, 2015 (“Record Date”), you are entitled to vote on the Plan of Substitution for the Portfolio. If approved by shareholders at the November 4, 2015 meeting, the substitution is expected to occur on or about December 11, 2015, following which the Portfolio will be liquidated. However, the liquidation of the Portfolio is contingent upon shareholder approval of the Plan of Substitution with respect to all Separate Accounts. If shareholder approval of the Plan of Substitution is not obtained by all Separate Accounts, any Separate Account that obtained shareholder approval may have its shares in the Portfolio substituted for shares in the corresponding New Option. However, those Separate Accounts in which shareholder approval is not obtained will remain invested in the Portfolio. You may transfer your assets into another investment option available under the Contract at any time prior to the substitution date. If you do not transfer your assets into another investment option and remain invested in the Portfolio on the substitution date, and if the shareholders of the Portfolio approve the proposal, your assets will automatically be transferred to the New Option on the substitution date.

The Board and the management of AUL recommend that you vote “For” the Plan of Substitution. Since Substitution is an insurance company matter, neither the Board nor OneAmerica Asset Management, LLC, the investment adviser of the Portfolio, have any role or responsibility in selecting the New Option or in implementing the Substitution. The rationale for the proposed Plan of Substitution and proposed liquidation of the Portfolio are described in the Proxy Statement from OneAmerica Funds, Inc.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support. Your voting instructions are very important regardless of the number of shares for which you may provide voting instructions on the Record Date.

Sincerely,

Erik W. Hansen

Secretary and Chief Compliance Officer,

OneAmerica Funds, Inc.

Indianapolis, Indiana

NOTICE

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE

INDIANAPOLIS, IN 46206

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 4, 2015

Ladies and Gentlemen:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the OneAmerica Money Market Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”), is scheduled for November 4, 2015 at 9:00 a.m., at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the “Meeting”), for the following purposes:

PROPOSAL 1:	To approve a Plan of Substitution providing for the substitution of shares of a different investment company for shares of the Portfolio; and

PROPOSAL 2:	To transact such other business that may properly come before the Meeting, in the discretion of the any officer of the Fund or the proxies or their substitutes.

Shareholders of record at the close of business on September 14, 2015 (“Record Date”), are entitled to notice of, and to vote at, the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares. Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

The Portfolio’s only shareholder of record is American United Life Insurance Company (“AUL”) (directly or through various separate accounts of AUL). However, AUL will request voting instructions from persons having voting interests under variable life insurance and variable annuity contracts issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received.

If you do not expect to attend the Meeting, you are requested to complete, sign, and return the enclosed voting instruction promptly. Whether or not you plan to attend the Meeting, please vote by mail. Voting instructions must be received by 5:00 p.m., Eastern, on November 3, 2015. Only voting instructions received at the address shown on the enclosed postage paid envelope will be counted.

After careful consideration, the Board of Directors of the Fund unanimously approved Proposal 1 and recommends that you instruct AUL to vote “For” Proposal 1.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

/s/ Erik W. Hansen

Erik W. Hansen
Secretary and Chief Compliance Officer
Indianapolis, Indiana

October 2, 2015

PROXY STATEMENT

ONEAMERICA FUNDS, INC.

ONE AMERICAN SQUARE

INDIANAPOLIS, IN 46206

1-800-249-6269

SPECIAL MEETING OF SHAREHOLDERS OF THE ONEAMERICA
MONEY MARKET PORTFOLIO OF ONEAMERICA FUNDS, INC.

October 2, 2015

Relating to the proposed substitution of shares of a different fund for shares of the

OneAmerica Money Market Portfolio, a series of OneAmerica Funds, Inc.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of OneAmerica Funds, Inc. (the “Fund”) for use at a Special Meeting of Shareholders to be held at 9:00 a.m. on November 4, 2015, at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as may be adjourned from time to time (the “Meeting”). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice and Voting Instruction Form. As the record shareholder of the OneAmerica Money Market Portfolio (the “Portfolio”), American United Life Insurance Company (“AUL”) is requesting voting instructions from persons having voting interests under variable life insurance and variable annuity contracts (“Contracts”) issued by AUL, and will exercise the voting rights attributable to the shares of the Portfolio in proportion to the voting instructions received. It is anticipated that the first mailing of the Proxy Statement and related materials will be on or about October 2, 2015.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY, INCLUDING THE FORM OF PLAN OF SUBSTITUTION, WHICH IS ATTACHED AS APPENDIX A.

BACKGROUND

The Portfolio is available only as an underlying investment vehicle for Contracts. Contract owners and other persons with voting interests under a Contract (“Investors”) who select the Portfolio for investment through a Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. As a technical matter, AUL, which uses the Portfolio as a funding vehicle, is the record shareholder of the Portfolio and the legal owner of the Portfolio’s shares. As such, AUL has sole voting power with respect to shares of the Portfolio, but passes through any voting rights to Investors. Accordingly, for ease of reference throughout this Proxy Statement, Investors may also be referred to as “shareholders.”

AUL offers Contracts through separate accounts (each a “Separate Account”). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.

In light of the anticipated liquidation of the Portfolio as described in more detail below, these proxy materials solicit shareholder approval of the substitution of shares issued by a different investment company (the “New Option”) for shares of the Portfolio in which a Subaccount of each Separate Account currently invests. Following is a list of each AUL Separate Account with a Subaccount that invests in the Portfolio, the products funded through the Separate Accounts, the class(es) of shares of the Portfolio in which each Separate Account invests, and the proposed corresponding New Option (including share class).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares

AUL American Individual Variable Annuity Unit Trust

-                    Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)

-                    DirectPoint (Individual Flexible Premium Deferred Variable Annuity)

-                    SelectPoint (Individual Flexible Premium Deferred Variable Annuity)

-                    StarPoint (Individual Flexible Premium Deferred Variable Annuity)

AUL American Individual Variable Life Unit Trust

-                    American Accumulator (Flexible Premium Adjustable Universal Life Insurance Policy)

-                    VULF (Flexible Premium Adjustable Variable Universal Life)

-                    VULS (Modified Single Premium Variable Universal Life)

AUL American Individual Unit Trust

-                    Old IVA (Individual Variable Annuity Contracts)

	Class O	Goldman Sachs Variable Insurance Trust Money Market Fund - Service Class
AUL American Unit Trust - 403B, 457, 401K AUL Group Retirement Annuity Separate Account II - 401K AUL Pooled Separate Account - Managed (401K)	Class O	Goldman Sachs Financial Square Government Fund - FST Administration Shares
AUL American Unit Trust - 403B, 457, 401K AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Goldman Sachs Financial Square Government Fund - FST Resource Shares

THE LIQUIDATION

The Fund is a corporation organized and existing under the laws of the State of Maryland. Under the Fund’s Articles of Incorporation, By-laws, and other applicable laws, the Board may authorize the dissolution, liquidation and termination of the Portfolio, which does not require shareholder approval.

Reasons for the Liquidation

In July 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7 and other rules under the Investment Company Act, which will significantly impact the operations of money market funds such as the Portfolio. These rule amendments place significant requirements on money market funds and their managers and smaller institutional funds such as the Portfolio will incur additional compliance costs that must be born by funds and their managers, thus making operations more difficult from a financial perspective. In light of the evolving requirements of Rule 2a-7, OneAmerica Asset Management, LLC (“OAM”), the investment adviser of the Portfolio, and Fund management have recommended that OAM and the Fund exit the money market fund business. OAM has advised the Board that it does not expect the Portfolio to achieve significant asset growth in the foreseeable future so as to be viable in the long-term, or to achieve economies of scale that do not require subsidization of its operations. If OAM stops reimbursing expenses, the Portfolio may experience a negative yield and a potential reduction in its net asset value (“NAV”) unless interest rates increase significantly and the Portfolio’s investments yield higher income and/or returns sufficient to equal or exceed the Portfolio’s fees and expenses. OAM informed the Board that it did not expect those conditions to occur in the foreseeable future, and therefore expects continued sponsorship of the Portfolio in the current interest rate environment to require significant subsidization of the Portfolio. OAM and Fund management also considered the role of the Portfolio in the Fund’s business, and have determined that the management of money market funds is not a core business of OAM. Accordingly, OAM and the Fund’s management recommended to the Board the liquidation of the Portfolio.

Approval of the Liquidation

AUL advised the Board that it would seek to substitute the New Options for the Portfolio, subject to shareholder approval, if the Board determined to liquidate the Portfolio. A Plan of Liquidation was then presented to the Board and approved at a meeting on September 18, 2015. At that meeting, the Directors, including a majority of the Directors who are not “interested persons” of the Fund for regulatory purposes (the “Independent Directors”), reviewed the recommendations by OAM and the Fund’s management regarding the proposed liquidation of the Portfolio, the information summarized above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by OAM and the Fund’s management regarding the proposed liquidation. The Board had the assistance of counsel during its review.

The Board determined that if shareholders of the Portfolio approve the Plan of Substitution, the Plan of Liquidation would be in the best interests of the Portfolio and the Portfolio’s shareholders. Thus, the Board approved the Plan of Liquidation for the Portfolio, subject to shareholder approval of the Plan of Substitution with respect to each Separate Account, as described in further detail below.

SUMMARY OF THE PLAN OF SUBSTITUTION

The Plan of Substitution provides for the purchase of shares of beneficial interest of the corresponding New Option with the proceeds from the redemption of shares of the Portfolio (the “Substitution”). The Plan of Substitution is structured so as not to result in any dilution of the interests of any shareholders. The terms and conditions under which the proposed substitution transaction may be consummated are set forth in the Plan of Substitution. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of a form of Plan of Substitution. The Plan of Substitution may be terminated by resolution of the Board and is subject to certain conditions.

Effect of the Plan of Substitution

If the Plan of Substitution is approved, each shareholder of the Portfolio will beneficially own, immediately after the Substitution, an identical number of shares of the New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by that shareholder immediately prior to the Substitution. Until the date of the Substitution, shareholders of the Portfolio will continue to be able to redeem or exchange their shares. Purchase and redemption requests for the Portfolio received after the Substitution will be treated as requests for the purchase or redemption of shares of the New Option. After the Substitution, shareholders will indirectly bear the fees and expenses of the New Option, but the Substitution will not result in any change to a shareholder’s Contract fees or charges.

Rationale for the Plan of Substitution

The Plan of Substitution is being proposed to provide shareholders with another money market investment option, the New Option, in light of the proposed liquidation of the Portfolio. The New Option is intended to preserve shareholders’ asset allocations with a comparable investment vehicle.

Rationale for Selection of the New Options

The Goldman Sachs money market funds rank among the top ten in the industry in terms of assets under management. Money market funds are a core competency of Goldman Sachs’ business and Goldman Sachs is committed to continuing investment through their money market funds. The Goldman Sachs Money Market Fund share classes currently have a lower expense ratio than the OneAmerica money market funds similar respective share classes.

Expenses of the Liquidation and Substitution

AUL and/or OAM will bear all of the expenses of the Liquidation and Substitution, including, but not limited to, the following: preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

Tax Considerations: The Substitution will be a Non-taxable Event for Investors

Implementation of the Plan of Substitution will not cause the shareholders who invest in the Portfolio or a New Option to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Substitution.

Potential Benefits to the Adviser and its Affiliates

AUL, OAM or their affiliates may realize benefits as a result of the Plan of Substitution and may be faced with potential conflicts of interest relating to the proposed Substitution. For example, the Substitution will relieve OAM of the obligation to subsidize the Portfolio. In that regard, it should be noted that AUL or an affiliate of AUL will be paid by the distributor of the New Options up to 0.25% and 0.15% of the average daily net assets of Contracts invested in the Goldman Sachs Variable Insurance Trust Money Market Fund Service Shares and Goldman Sachs Financial Square Government Fund Resource Shares, respectively, for providing various services to shareholders pursuant to each New Option’s Distribution Agreement. Currently, the Portfolio Advisor Class pays up to 0.30% of its average daily net assets to broker-dealers that provide various services to shareholders.

Purchases and Transfers of Premiums

If the Plan of Substitution is approved by shareholders, purchases and transfers into the Portfolio may be accepted until the close of business on the date of substitution, which is anticipated to be on or about December 11, 2015 (“Substitution Date”). Shareholders may transfer out of the Portfolio at any time up until the close of business on the Substitution Date. Any shares of the Portfolio held at the close of business on the Substitution Date will automatically be substituted with shares of the New Option. AUL has advised the Fund that all orders associated with new premiums or transfers (purchases and redemptions) relating to the Portfolio will be deemed a request for the purchase or redemption of shares of the New Option after the Substitution Date.

At any time prior to the Substitution Date, shareholders may transfer their interests in the Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, shareholders who had any remaining interests transferred from the Portfolio to the New Option may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs no later than 90 days after, the Substitution Date. Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider. Please consult your Contract prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider, if applicable.

Failure to Approve the Proposal

If shareholders attributable to a Separate Account do not approve the Plan of Substitution, the Plan of Substitution will not be implemented with respect to that Separate Account, and the Plan of Liquidation will not be implemented. If shareholder approval of the Plan of Substitution is not obtained by all Separate Accounts, any Separate Account that obtained shareholder approval may have shares of the corresponding New Option substituted for shares of the Portfolio. Accordingly, those Separate Accounts for which shareholder approval of the Plan of Substitution is not obtained will remain invested in the Portfolio. The Board would then meet to consider what, if any, steps to take with respect to the Portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of the Portfolio and each New Option.

The information below and further information about the Portfolio or a New Option can be found in the relevant fund’s Prospectus and Statement of Additional Information (“SAI”). You may obtain free copies of the Portfolio’s documents at www.oneamericafunds.com or by writing to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206. You may also call 1-800-249-6269 to request copies. You may obtain free copies of the corresponding New Option’s documents at http://www.gsamfunds.com/summaries or by calling 1-800-621-2550 to request copies. A copy of the summary prospectus for the corresponding New Option accompanies this Proxy Statement, and qualifies the following summary in its entirety.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

	OneAmerica Money Market Portfolio (Class O & Advisor Class)	Goldman Sachs Variable Insurance Trust Money Market Fund (Service Class)	Goldman Sachs Financial Square Government Fund (FST Administration and FST Resource Shares)
Investment Objective	To provide current income while preserving assets and maintaining liquidity and investment quality.	The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Principal Investment Strategies

The Portfolio invests in high quality, short-term money market instruments that OAM has determined present minimal credit risk. The Portfolio invests only in money market instruments denominated in U.S. dollars that mature in 397 calendar days or less from the date of purchase, as calculated under Rule 2a7 under the Investment Company Act. OAM determines whether a money market instrument has the required minimal credit risk under procedures adopted by the Board.

Examples of money market instruments that may be bought by the Portfolio include (without limitation): U.S. Government securities, other money market funds, repurchase agreements that mature in seven (7) days or less with Federal Reserve System banks or with dealers in U.S. Government securities, reverse repurchase agreements, certificates of deposit and other obligations of banks or depositories, fixed income securities, commercial paper, and variable floating rate notes and master notes.

The Fund pursues its investment objective by investing in securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”), obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Investment Company Act of 1940, as amended (“Investment Company Act”), and repurchase agreements collateralized by such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are money market funds that invest at least 99.5% of their assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “gates.”

The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act. Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

PRINCIPAL RISKS

	OneAmerica Money Market Portfolio (Class O & Advisor Class)	Goldman Sachs Variable Insurance Trust Money Market Fund (Service Class)	Goldman Sachs Financial Square Government Fund (FST Administration and FST Resource Shares)
Prinicipal Risks

Principal Risks of Investing in the Portfolio:

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of its investment at $1.00 per share, it is possible to lose principal by investing in the Portfolio. Additional risks are:

•  Credit Risk. The Portfolio, like all money market portfolios, must invest exclusively in high quality debt securities. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all of the interest payments. If the credit quality of a fixed income security deteriorates below the two highest credit rating categories after the Portfolio has purchased the security, the Portfolio may be required to dispose of the security.

•  Interest Rate Risk. Even with the short-term investments made by the Portfolio, there is the risk that changes in interest rates will affect the value of the Portfolio’s investments or cause the Portfolio to pay less interest than is currently available from other money market instruments. Investments in fixed income securities generally will change in value inversely with changes in interest rates. However, fixed income securities with shorter terms to maturity, like those in which the Portfolio invests, typically demonstrate smaller changes in value in response to changes in interest rates than do longer-term securities.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to

Principal Risks of Investing in the Fund:

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Banking Industry Risk. An adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.

Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and

Principal Risk of the Fund:

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer’s goods or services.

less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. In addition, the Fund will be subject to the risk that an issuer of non-U.S. sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Municipal Securities Risk. Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Regulatory Risk. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. “Government money market funds,” which are money market funds that invest in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes which have a phase in compliance period ranging from July, 2015 through October, 2016.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make obligation bonds).

Regulatory Risk. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Fund’s investment strategies, operations and/or return potential. As of the date of this Prospectus, the Investment Adviser is evaluating the potential impact of these changes which have a phase-in compliance period ranging from July 2015 through October 2016.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses(1), (presented as an annual rate of average daily net assets of each respective fund), before and after applicable expense reimbursements, which shareholders paid in connection with investing in the Portfolio and each New Option during the last fiscal year.

	Portfolio		New Option		New Option
			Goldman Sachs Variable Insurance Trust Money Market Fund		Goldman Sachs Financial Square Government Fund
					Administration		Resource
Classes	Class O	Advisor Class	Service Shares		Shares		Shares
Management Fees	0.40%	0.40%	0.21%		0.21%		0.21%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%	0.25%		N/A		0.15%
Other Expenses	0.15%	0.15%	0.09%		0.27%		0.52%
Service and Administration Fees	N/A	N/A	N/A		0.25%		0.50%
All Other Expenses	N/A	N/A	N/A		0.02%		0.02%
Total Annual Portfolio Operating Expenses	0.55%	0.85%	0.55%		0.48%		0.88%
Fee Waiver	N/A	N/A	(0.07	)%(2)	(0.05	)%(3)	(0.05	)%(3)
Total Annual Portfolio/Fund Operating Expenses After Fee Waiver	0.55%	0.85%	0.48%		0.43%		0.83%

(1)	OAM will be collecting 12b-1 fees. The collected 12b-1 fees will be used to offset administrative costs.

(2)

Goldman Sachs Asset Management, L.P. has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) equal on an annualized basis to 0.004% of the fund’s average daily net assets through at least April 30, 2016, and prior to such date Goldman Sachs Asset Management, L.P. may not terminate the arrangement without the approval of the Board of Trustees.

(3)

Goldman Sachs Asset Management, L.P. has agreed to not impose a portion of the Management Fee equal annually to 0.045% of the fund’s average daily net assets through at least December 29, 2015, and prior to such date Goldman Sachs Asset Management, L.P. may not terminate the arrangement without the approval of the Board of Trustees.

COMPARISON OF FUND PERFORMANCE

The bar charts below show how the Portfolio’s and the New Options’ performances have varied and provides some indication of the risk of investing in the Portfolio and each New Option.  Returns do not reflect fees and expenses of any Contract, and would be lower if they did.  Past performance is not a guarantee of future results.

Year-by-Year Total Returns

The Portfolio – Class O

The bar chart below shows the performance of Class O shares of the Portfolio from year to year for the last ten (10) calendar years.

Annual Returns, Class O Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during this period for the Class O shares were:

Highest: 1.2 percent (quarter ended December 31, 2006)

Lowest: 0.0 percent (quarter ended December 31, 2009)

New Option – Goldman Sachs Variable Insurance Trust Money Market Fund Service Shares

The bar chart below shows the performance of Service Shares from year to year for the last eight (8) calendar years, since the fund’s inception on January 9, 2006.

Calendar Year Total Returns (%)

New Option – Goldman Sachs Financial Square Government Fund FST Administration Shares

The bar chart below shows the performance of Administration Shares from year to year for the ten (10) calendar years ended December 31, 2013.

Calendar Year Total Returns (%)

Average Annual Total Returns

The table below compares the performance of the Portfolio and each New Option.

	One Year	Five Years	Ten Years	Since Inception
Portfolio:
OneAmerica Money Market Portfolio Class O(1)	0.00%	0.00%	1.42%	N/A
OneAmerica Money Market Portfolio Advisor Class(1)	0.00%	0.00%	1.29%	N/A
New Option:
Goldman Sachs Variable Insurance Trust Money Market Fund Service(1) Class (Inception 1/9/06)	0.01%	0.01%	N/A	1.32%
Goldman Sachs Financial Square Government Fund FST Administration Shares(2)	0.01%	0.03%	1.56%
Goldman Sachs Financial Square Government Fund FST Resource Shares(2) (Inception 5/14/10)	0.01%	N/A	N/A	0.01%

(1)           For the period ended December 31, 2014.

(2)           For the period ended December 31, 2013.

MANAGEMENT OF THE PORTFOLIO AND NEW OPTIONS

Portfolio

OneAmerica Asset Management, LLC is the investment adviser to the Portfolio. The address of OAM is One American Square, Indianapolis, Indiana 46206. OAM is a limited liability company existing under the laws of the State of Indiana. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc. At December 31, 2014, the OneAmerica Financial Partners, Inc. enterprise, with whom AUL and OAM are affiliated, had assets under management of $33,404.4 million and had equity of $2,326.4 million.

As of January 1, 2013, the Fund’s former investment adviser, AUL, ceased its operations as an investment adviser. OAM succeeded AUL as the Fund’s investment adviser, and generally has succeeded to AUL’s investment advisory business.

Under the investment advisory agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of the Portfolio. The aggregate annual fees paid by the Portfolio to OAM as a percentage of average daily net assets is 0.40%.

New Options

Goldman Sachs Asset Management, L.P. (“GSAM”) is the investment adviser to each corresponding New Option. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. The address of GSAM is 200 West Street, New York, NY 10282. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs, served as the investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for each corresponding New Option.

Goldman Sachs Variable Insurance Trust Money Market Fund: Pursuant to the investment advisory agreement, GSAM is entitled to receive a fee, computed daily and paid monthly, equal to the following annual rate of the fund’s average daily net assets – 0.205%.

Goldman Sachs Financial Square Government Fund: Pursuant to the investment advisory agreement, GSAM is entitled to receive a fee from Goldman Sachs Trust, computed daily and paid monthly, at the following annual rate of the fund’s average daily net assets – 0.205%. The actual management fee rates paid by the fund (after application of any management fee waivers) for the fiscal year ended August 31, 2014 was 0.11%.

GENERAL INFORMATION ABOUT THIS PROXY

Other Fund Service Providers

The Bank of New York Mellon, located at 101 Barclay Street, 13th Floor, New York, New York 10286, serves as the Fund’s administrator, fund accountant and custodian. US Bancorp Fund Services, LLC (US Bancorp), located at 615 E Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer agent.

Voting Information

Shareholders of record at the close of business on September 14, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Shares of each class of the Portfolio have equal voting rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

The shares of the Portfolio are sold to the Separate Accounts to serve as the investment medium for the Contracts. Although AUL is the legal owner of the shares of the Portfolio, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to all of the shares of the Portfolio attributable to a Separate Account held by AUL in proportion to the voting instructions received with respect to such Separate Account. This means that a small number of voting instructions may dictate the results of any vote. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of AUL), as well as AUL Group Retirement Annuity Separate Account II and AUL Pooled Separate Account (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Portfolio. Shares of the Portfolio held by AUL for its own account may be voted in its discretion.

In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. In the case of a Contract acquired in connection with certain types of retirement plans, AUL may furnish the Contract owner with sufficient copies of this Proxy Statement for all participants under a Contract with any voting interest thereunder.

The persons permitted to give instructions and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date. Abstentions or broker non-votes with respect to Proposal 1 will have the effect of a vote AGAINST the Proposal. There are not expected to be any broker non-votes.

To vote, you may sign and mail the Voting Instruction Form received with the Proxy Statement or attend the Meeting in person. Voting Instruction Forms must be received by 5:00 p.m., Eastern, on November 3, 2015. Timely and properly executed Voting Instruction Forms will be voted (or not voted) as instructed. If no specification is made, a properly executed Voting Instruction Form will be voted in favor of Proposal 1. You may revoke your instructions at any time prior to their exercise by written notice addressed to Erik W. Hansen at One American Square, Indianapolis, Indiana 46206, by execution of a subsequent Voting Instruction Form, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Voting Instruction Form. Additionally, any voting instructions may be revocable at the pleasure of the person providing the instructions or of his / her personal representatives or assigns.

The number of shares (and votes) of the Portfolio, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.

Outstanding Shares (and votes) as of the Record Date	Ownership by AUL as of Record Date
[ ]	[ ]

Following is information about shareholders who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Portfolio as of the Record Date:

Name of Beneficial Owner	Number of Shares	Percent of Shares
American United Life Insurance Company	[ ]	[ ]

The presence in person or by proxy of the holders of one-third of the shares of the stock of the Fund entitled to vote constitutes a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes. Because AUL is the sole legal holder of the Fund’s shares, the Meeting will have a quorum provided that AUL attends the meeting or submits a proxy.

In the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, any officer of the Fund or proxy may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions or to obtain the vote required for approval of Proposal 1.

Required Vote

The approval of the Plan of Substitution (Proposal 1) with respect to a Separate Account requires the vote of a majority of the shares attributable to the Separate Account represented at the Meeting at which a quorum is present, which means the lesser of (A) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the shares of stock of the Portfolio entitled to vote are present or represented by proxy, or (B) more than 50% of the shares of stock of the Portfolio entitled to vote.

Expense Information

The expense of preparing, printing and mailing the enclosed Voting Instruction Form and accompanying Notice and Proxy Statement will be borne by AUL and/or OAM. AUL and/or OAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund’s officers or agents. Broadridge has been hired by AUL and/or OAM at its expense to conduct this proxy solicitation at an estimated cost of $[  ].

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any matter incidental to the conduct of the Meeting arise, AUL will vote thereon according to its best judgment.

Shareholders’ Proposals

As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Erik W. Hansen, P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders’ meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

Important Notice Regarding the Availability of Materials for the Shareholder Meeting to be Held on November 4, 2015. The annual and semi-annual reports to shareholders of the Portfolio, the former of which includes audited financial statements of the Portfolio, have previously been sent to Contract owners. Upon request, a copy of this Proxy Statement and the most recent annual and semi-annual reports can be obtained at no cost. To request a copy of the Proxy Statement or a report, please call 1-800-249-6269, write to OneAmerica Funds, Inc., at One American Square, Indianapolis, Indiana 46206, or visit www.oneamericafunds.com.

Prompt execution and return of the enclosed Voting Instruction Form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 5:00 P.M., EASTERN, ON NOVEMBER 3, 2015 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

By Order of the Board of Directors

/s/ Erik W. Hansen
Erik W. Hansen
Secretary
Indianapolis, Indiana

October 2, 2015

APPENDIX A

ONEAMERICA FUNDS, INC.

OneAmerica Money Market Portfolio

FORM OF PLAN OF SUBSTITUTION

This Plan of Substitution (“Plan”) dated December 11, 2015 is made by and among American United Life Insurance Company (“AUL”), a stock insurance company domiciled in the State of Indiana, and OneAmerica Funds, Inc. (the “Fund”), a corporation organized and existing under the laws of the State of Maryland.

AUL offers variable life insurance and variable annuity contracts (“Contracts”) through separate accounts (each a “Separate Account”). Each Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or is exempt from such registration. Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of the OneAmerica Money Market Portfolio of the Fund (the “Portfolio”) in which a Subaccount of any Separate Account currently invests, with shares of certain funds listed below (the “New Option”).

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of the Corresponding New Option and Class of Shares

AUL American Individual Variable Annuity Unit Trust

-                    Voyage Protector (Individual Flexible Premium Deferred Variable Annuity)

-                    DirectPoint (Individual Flexible Premium Deferred Variable Annuity)

-                    SelectPoint (Individual Flexible Premium Deferred Variable Annuity)

-                    StarPoint (Individual Flexible Premium Deferred Variable Annuity)

AUL American Individual Variable Life Unit Trust

-                    American Accumulator (Flexible Premium Adjustable Universal Life Insurance Policy)

-                    VULF (Flexible Premium Adjustable Variable Universal Life)

-                    VULS (Modified Single Premium Variable Universal Life)

AUL American Individual Unit Trust

-                    Old IVA (Individual Variable Annuity Contracts)

	Class O	Goldman Sachs Variable Insurance Trust Money Market Fund - Service Class
AUL American Unit Trust - 403B, 457, 401K AUL Group Retirement Annuity Separate Account II - 401K AUL Pooled Separate Account - Managed (401K)	Class O	Goldman Sachs Financial Square Government Fund - FST Administration Shares
AUL American Unit Trust - 403B, 457, 401K AUL Group Retirement Annuity Separate Account II - 401K	Advisor Class	Goldman Sachs Financial Square Government Fund - FST Resource Shares

WHEREAS, due to economic infeasibility of continued sponsorship of the Portfolio, the failure to achieve adequate economies of scale, and the evolving requirements of Rule 2a-7 under the Investment Company Act, the Fund’s Board of Directors (the “Board”) has determined that if this Plan is approved by Contract owners and other persons with voting interests under a Contract (“Investors”), it is in the best interests of the Portfolio and its beneficial owners to substitute the New Option for the Portfolio, followed by the liquidation of the Portfolio;

WHEREAS, AUL has advised the Board that AUL desires to substitute the New Option for the Portfolio as an investment option offered through the Contracts funded through a Separate Account pursuant to this Plan, contingent upon approval by the affirmative vote of the beneficial holders of a majority of the outstanding shares of stock of the Portfolio attributable to the Separate Account entitled to vote. The Portfolio must have a quorum to conduct its business at the Meeting.  Holders of one-third of the shares of stock of the Portfolio entitled to vote present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the meeting (including AUL) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting; and

WHEREAS, the Fund has advised AUL that it will make the liquidation of the Portfolio contingent upon Investor approval of this Plan and any amendments in connection therewith;

NOW THEREFORE, the substitution of the New Option for the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall become and be effective with respect to a Separate Account only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Portfolio attributable to a Separate Account entitled to vote (as defined above). The date of such adoption and approval of the Plan is hereinafter called the “Effective Date.”

2. SPECIAL MEETING OF SHAREHOLDERS. The Fund shall provide each of the Investors having an interest in shares of the Portfolio held by the Separate Accounts with proxy materials containing all information reasonably necessary to make an informed judgment about the Plan. AUL, as the record owner of all of the issued and outstanding shares of the Portfolio, shall vote shares attributable to a Separate Account in accordance with the instructions received from its Investors. If an Investor’s voting instruction proxy card is not properly executed when voting by mail, or if an Investor does not vote at all, the votes will be cast by AUL on behalf of the pertinent Separate Account in the same proportion as it votes shares held by that Separate Account for which it has received instructions, if other votes are received for that Separate Account. If no votes are received for a particular Separate Account, votes will be cast by AUL in the same proportion as votes cast by all of AUL’s other Separate Accounts in the aggregate. Shares of the Portfolio held by AUL for its own account shall be voted in its discretion.

3. SUBSTITUTION. On or before December 11, 2015, AUL shall redeem shares of the Portfolio and the proceeds of such redemption shall be used to purchase shares of the New Option (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Investor’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. CONDITIONS APPLICABLE TO THE SUBSTITUTION. The Substitution is subject to the following conditions:

(a) Investors shall not incur any redemption fees or sales charges in connection with or as a result of the Substitution transactions, nor shall their rights or AUL’s obligations under any Contract be altered.

(b) All expenses incurred in connection with the Substitution shall be paid by AUL and/or OneAmerica Asset Management, LLC, including (without limitation): preparation of proxy materials, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Brokerage fees and certain other transaction costs associated with the sale of holdings of the Portfolio prior to the Liquidation, whether or not in connection with the liquidation of the Portfolio, and any brokerage fees and transaction costs associated with the purchase of portfolio holdings by the New Option as a result of the Substitution, are not considered expenses of the Substitution.

(c) The prospectus for the Portfolio will be updated by means of a supplement that briefly describes the Board’s approval of the Plan of Liquidation and the submission of the Plan of Substitution to shareholders and identifies the New Option.

(d) The current summary prospectus of the New Option will be sent to the Investors with the proxy materials that seek approval of the Plan.

(e) Investors with beneficial interests in the Portfolio shall be furnished with notice of and information about the Substitution in the form of a supplement to the Contract.

5. FAILURE TO OBTAIN APPROVAL ON BEHALF OF THE PORTFOLIO. In the event that the Plan is not approved by the Investors attributable to a Separate Account, this Plan will not be implemented with respect to that Separate Account. If Investor approval of this Plan is not obtained by all Separate Accounts, any Separate Account that obtained Investor approval will have shares of the corresponding New Option substituted for shares of the Portfolio.

6. TERMINATION BY THE BOARD. At any time prior to the approval of the Plan by Investors at the Special Meeting of Shareholders, the Board may, within its sole discretion, terminate the Plan, in whole or in part, by a resolution of the Board.

SIGNATURES

ONEAMERICA FUNDS, INC. for the OneAmerica Money Market Portfolio:

By:
Name: John C. Mason
Title: President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:
Name: Beth A. Haney
Title: Assistant Treasurer

Accepted and Agreed:

ONEAMERICA ASSET MANAGEMENT, LLC

By:
Name: John C. Mason
Title: President

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Individual Unit Trust, the AUL American Individual Variable Annuity Unit Trust, and the AUL American Individual Variable Life Unit Trust (“Separate Accounts”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the OneAmerica Money Market Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 9:00 a.m. on November 4, 2015 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Account, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the Goldman Sachs Variable Insurance Trust Money Market Fund Service Shares for Class O shares of the Portfolio.

[ ]VOTE FOR the Plan of Substitution.	[ ]WITHOLD AUTHORITY to vote for the Plan of Substitution.	[ ] ABSTAIN from a vote for the Plan of Substitution

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Unit Trust, the AUL Group Retirement Annuity Separate Account II, and AUL Pool Separate Account (“Separate Accounts”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the OneAmerica Money Market Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 9:00 a.m. on November 4, 2015 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Account, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the Goldman Sachs Financial Square Government Fund FST Administration Shares for Class O shares of the Portfolio.

[ ]VOTE FOR the Plan of Substitution.	[ ]WITHOLD AUTHORITY to vote for the Plan of Substitution.	[ ] ABSTAIN from a vote for the Plan of Substitution

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.

VOTING INSTRUCTION FORM

American United Life Insurance Company

on behalf of the AUL American Unit Trust and the AUL Group Retirement Annuity Separate Account II (“Separate Accounts”)

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS for use at the Special Meeting of Shareholders of the OneAmerica Money Market Portfolio (the “Portfolio”), a series of OneAmerica Funds, Inc. (the “Fund”) to be held at 9:00 a.m. on November 4, 2015 at the Executive Conference Room 212 in the AUL Tower Conference Center at One American Square, Indianapolis, Indiana 46206, as adjourned from time to time (the “Meeting”). Please take the time to read the Proxy Statement and cast your vote.

The undersigned contract owner or participant under a variable annuity or variable life insurance contract (“Contract”) hereby instructs American United Life Insurance Company® (“AUL”), on behalf of the appropriate Separate Account, to vote the Shares of the Portfolio attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in AUL’s discretion upon such other matters as may properly come before the Meeting.

THE BOARD AND THE MANAGEMENT OF AUL RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

Proposal 1

To approve a Plan of Substitution providing for the substitution of shares of the Goldman Sachs Financial Square Government Fund FST Resource Shares for Advisor Class shares of the Portfolio.

[ ]VOTE FOR the Plan of Substitution.	[ ]WITHOLD AUTHORITY to vote for the Plan of Substitution.	[ ] ABSTAIN from a vote for the Plan of Substitution

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PLAN OF SUBSTITUTION. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

Dated:	Signature(s):

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY SUBMITTING VOTING INSTRUCTIONS, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION PROMPTLY.